                                                                   EXHIBIT 10.48

         ---------------------------------------------------------------

                        CELLSTAR UK LTD - MOTOROLA Ltd

                           ACCESSORY SUPPLY AGREEMENT

         ---------------------------------------------------------------

MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT BY "[REDACTED]".

                          ACCESSORY SUPPLY AGREEMENT
                          --------------------------

CONTENTS


1.  Parties of the Contract
2.  Accessories
3.  Territory
4.  Prices
5.  Duration
6.  Order and Delivery
7.  Marketing
8.  Independent Contractors
9.  Payment Terms
10. Warranty
11. Resale Conditions
12. Proprietary Rights
13. Governing Law and Language
14. Assignability
15. Survival of Terms
16. Headings
17. Waiver
18. Void Terms
19. Entire Agreement
20. Modifications to this Contract
21. Termination
22. MOTOROLA liability
23. Force Majeure
24. Export Control Regulations
25. Sales to the US Government
26. Ethical Standards
27. Previous Agreement
28. Schedule
       - Schedule A : MOTOROLA Branded Accessories/Pricing
29. Appendices
30. Signatures to the Agreement




MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

1.  PARTIES OF THE CONTRACT
    -----------------------

MOTOROLA Limited Trading As European Cellular Subscriber Group,
Registered Offices Jays Close
Viables Industrial Estate
Basingstoke
Hampshire, RG22 4PD
ENGLAND

represented by Don BURNS
Corporate Vice President and General Manager Europe
-hereinafter called MOTOROLA-

and CELLSTAR UK Limited
Bushbury House
435 Wilmslow Road
Withington,
Manchester, M20 9AF
ENGLAND

represented by Alan GOLDFIELD
Chairman and CEO
-hereinafter called CELLSTAR


2.  ACCESSORIES
    -----------

2.1 MOTOROLA shall manufacture and deliver accessories for Cellular Subscriber equipment and associated items (hereinafter collectively known as "Accessories") to CELLSTAR Ltd in accordance with the terms of this Agreement.

2.2 CELLSTAR will use its best endeavour to market and sell as a non exclusive distributor the MOTOROLA original accessories, selected in MOTOROLA product range, to be used with MOTOROLA cellular phones. As a principle, CELLSTAR commits to promote in priority the MOTOROLA Original accessories whenever possible. CELLSTAR will avoid misunderstanding from the market concerning manufacturing origin of MOTOROLA accessory and will focuse on growing the sales of MOTOROLA original accessories in its current channels.

2.3 The Accessories shall be manufactured and supplied in accordance with MOTOROLA proprietary specifications and shall bear the part numbers listed in schedule A to this agreement and as amended in writing from time to time by mutual agreement between MOTOROLA and CELLSTAR. The branding of the accessories in schedule A shall include the MOTOROLA name and logo. The Accessories will be supplied in bulk (i.e. non packaged).


2.4 MOTOROLA may revise the list of Accessories from time to time upon prior written notice to CELLSTAR. At its sole discretion MOTOROLA may also without any notice modify the design or material specifications of any Accessories or parts thereof in order to improve the reliability, quality, safety or cost effectiveness of the Accessories.


3. TERRITORY
   ---------

3.1  The area of marketing responsibilities for CELLSTAR is Europe.


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

CELLSTAR shall have a prime focus on France, Germany and United Kingdom which are hereinafter known as the "Territory".


4. PRICES
   ------

4.1 The prices to be paid by CELLSTAR and general buying terms for the Accessories are as set out in schedule A to this agreement.

4.2 MOTOROLA shall inform CELLSTAR of any change in price in writing without delay. The reduction of the price for Accessories shall apply for all orders on hand with MOTOROLA as well as new orders and shall further apply to Accessories delivered 30 days prior to the date of introduction of the new MOTOROLA Net Price and still in CELLSTAR's inventory.

In order to claim, CELLSTAR shall submit each month in writing to MOTOROLA a statement of their inventory.


5.  DURATION
    --------

5.1 The effective start date of this agreement is June 1st, 1996 and shall terminate on December 31st, 1997.

5.2 This agreement shall be extended for a successive one year period upon written agreement between parties at least 30 days prior to the end of current terms, if not terminated under clause 18.

5.3 Both parties will hold quarterly review meetings to address the performance of the agreement.


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

6. ORDER AND DELIVERY
   ------------------

6.1 Commencing with the start of the contract and subsequently before the start of each month, CELLSTAR shall advise MOTOROLA of its requirements based on a 12 month rolling forecast. During the first three (3) months following execution of this Agreement, such forecast shall be used only as a forecasting tool. Beginning with months four and five, the forecasted purchases shall represent a fixed order for Accessories to be delivered. Individually each of the next two months can be modified by + ou - 20% from the prior delivery program. The remaining 8 months of this program shall be used only as a forecast.

6.2 Any orders for the Accessories shall be placed by means of written communications from CELLSTAR. Such orders shall be acknowledged in writing by MOTOROLA within 5 days upon receipt of such order.

6.3 MOTOROLA agrees that CELLSTAR may submit orders on CELLSTAR's purchase order form. The terms of this Agreement, as amended from time to time, shall solely govern the sale of the Accessories to CELLSTAR, and any terms in CELLSTAR's purchase order or otherwise which vary from the provisions and conditions of this Agreement shall be null and void.

6.4 All orders shall be addressed to the MOTOROLA Cellular subsidiary office in the country in which CELLSTAR will settle its operation to the attention of CELLSTAR Account Manager. No order is binding on MOTOROLA until it is accepted by MOTOROLA.

6.5 Shipment of accessories will be delivered Freight and Duty Paid to a single CELLSTAR warehouse in Europe (which may change in time) as designated by CELLSTAR.

6.6 MOTOROLA will endeavour to accept orders from CELLSTAR which are in compliance with this Agreement and to deliver Accessories ordered by CELLSTAR by the date(s) confirmed by MOTOROLA. MOTOROLA shall, however, in no event be liable or indemnify CELLSTAR losses, damages, penalties, etc. resulting from delays in the delivery or failure to deliver the accessories.

6.7 By the 10th business day of every month, CELLSTAR will provide MOTOROLA with details of its month-end MOTOROLA sourced inventory.

MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

6.8 By the 10th business day of every month, CELLSTAR will provide MOTOROLA with the numbers of units of each product sold to third parties in each country in the territory and in addition will supply :
- weekly sell through data by country,
  and on a monthly basis :
- market share data,
- competitive product lines, end user sell out pricing,
- market promotional/advertising details of competitors,
- introduction/assessment of new product lines,
- other data  may be determined from time to time.


7. MARKETING
   ---------

7.1 CELLSTAR shall use the MOTOROLA Original Accessory Logo on their packages and documentation strictly in accordance with MOTOROLA requirements.


8. INDEPENDENT CONTRACTORS
   -----------------------

8.1 MOTOROLA and CELLSTAR are independent contractors. The relationship between MOTOROLA and CELLSTAR is intended to be and shall be that of seller and buyer, neither party nor its employees, agents and representatives shall under any circumstances be considered agents, partners, joint venturers, employees or representatives of the other party. Neither party shall act or attempt to act, or represent itself, directly or by implication, as agent, partner, employee, joint venturer, or representative of the other party or any of its affiliates; nor shall either party in any manner assume or attempt to assume or create any obligation or liability of any kind, nature or sort, express, or implied, on behalf of or in the name of the other party or any of its affiliates.


9. PAYMENT TERMS
   -------------

9.1 CELLSTAR shall pay each MOTOROLA invoice according to the terms stated below :
- Prices are in U.S $ and may be converted in local currrency at time of billing upon a local agreement,

- Payment terms are standard 30 days net from date of invoice, early settlement discount is available at 2 % for cash with order or 1 % for settlement within 14 days of the date of invoice,

- MOTOROLA reserves the right to amend the payment or settlement terms at their sole discretion.

9.2 If CELLSTAR shall fail to pay any invoice which is due or in the event that MOTOROLA, in its reasonable discretion, deems CELLSTAR's financial condition inadequate, MOTOROLA shall have the right, in addition to its other rights hereunder, to suspend shipments of Accessories.

10. WARRANTY AND SERVICE SUPPORT
    ----------------------------

10.1 The cellular accessories are warranted by MOTOROLA to be of satisfactory quality and comply with the applicable MOTOROLA specifications for a period of
(15) fifteen months from the date of delivery to CELLSTAR.

This warranty does not apply

- if the accessory has been mishandled, misused, wilfully damaged, neglected, improperly tested, repaired, altered or defaced in any way,
- if the accessory has a defect arising as a result of any failure to follow instructions either in the manual or product specification,
- if the accessory has a defect which has arisen from the use of non-MOTOROLA approved telephone or ancilliary items attached to or in connection with the accessory.


11. RESALE CONDITIONS
    -----------------

11.1 CELLSTAR has to use its best endeavour to sell, store, transport, advertise any Product supplied by MOTOROLA in accordance with local law.

11.2 The Accessories supplied by MOTOROLA shall be resold and delivered by CELLSTAR on a first-in first-out basis.


12. PROPRIETARY RIGHTS
    ------------------

12.1 CELLSTAR agrees that it will not impair MOTOROLA's right, title, or interest in its corporate name(s) or logo(s), or any parts thereof, or to trademarks or tradenames used on or in connection with MOTOROLA's Accessories and agrees that nothing herein shall grant to CELLSTAR any such right, title or interest.

CELLSTAR shall not encourage any practice which might be detrimental to the goodwill of MOTOROLA or MOTOROLA's accessories.

12.2 MOTOROLA agrees to defend at its expense, any claims or suits against CELLSTAR based upon a claim that any accessories furnished hereunder directly infringes a third party patent, copyright or trademark and to pay costs and damages finally awarded in any such suit, provided that MOTOROLA is notified promptly in writing of the suit and at MOTOROLA's request and at its expense is given control of said suit and all requested assistance for defense of same. If the use or sale of a Product(s) furnished hereunder is enjoined as a result of suit, MOTOROLA at its option and at no expense to CELLSTAR, shall obtain for CELLSTAR the right to use or sell said Product(s) or shall substitute an equivalent Product reasonably acceptable to CELLSTAR to return Product(s) and discontinue further sales and MOTOROLA shall reimburse CELLSTAR the purchase price thereof.

12.3 This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent, copyright or trademark by the combination of any Product(s) furnished by MOTOROLA and other elements nor does it extend to any product(s) of CELLSTAR's design or formula. The foregoing states the entire liability of MOTOROLA for patent, copyright or trademark infringement.

12.4 In no event shall MOTOROLA be liable for incidental or consequential damages arising from infringement or infringement of patents, copyrights or trademarks.

12.5 MOTOROLA has certain rights in MOTOROLA software, firmware or computer programs or data residing in the Accessories (hereinafter referred to collectively as Software), including without limitation the right to prepare works derived from same in copies and distribute copies of same. CELLSTAR shall not prepare works derived from reproduced copies or distributed copies of any MOTOROLA Software except for demonstration purposes.


13. GOVERNING LAW AND LANGUAGE
    --------------------------


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

13.1 This Agreement and the rights and duties of the Parties shall be governed and interpreted according to Laws of England and any dispute shall be subject to the exclusive jurisdiction of the English Courts.

13.2 The Agreement and any amendments will be prepared in the English language. Translations may be made from the English original, but in interpretation the English version will always take precedence.


14.  ASSIGNABILITY
     -------------

14.1 No assignment of the Agreement by CELLSTAR or any right or obligation hereunder shall be made by CELLSTAR without the prior written consent of MOTOROLA.


15.  SURVIVAL OF TERMS
     -----------------

15.1 Any obligation and responsibilities which by their nature extend beyond the expiration or termination of this Agreement shall survive and remain in effect.

16.  HEADINGS
     --------

16.1 The headings used in this Agreement are for convenience only and shall not used in order to construe the terms of this Agreement.


17.  WAIVER
     ------

17.1 No waiver by either party of any of its rights hereunder shall prejudice its ability to enforce such rights.


18.  VOID TERMS
     ----------

18.1 Any provision of this Agreement is found by any court or competent authority to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall be given effect so far as is possible. Notwithstanding the foregoing the parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision so found to be void or unenforceable.


19.  ENTIRE AGREEMENT
     ----------------

19.1 This Agreement, its schedule and the NDA are the complete and exclusive statement of the Agreement between the parties which supersedes all proposals or prior Agreement oral and written and all communications between the relating to subject matter of this Agreement.


20.  MODIFICATIONS TO THIS CONTRACT
     ------------------------------

20.1 Any revisions to this Agreement must be agreed upon in writing by both CELLSTAR and MOTOROLA and must be signed by authorized representatives of both companies. Such revisions shall at all times be governed by the terms of this Agreement.

21. TERMINATION
    -----------

MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

21.1 Notwithstanding the terms of clause 5, either party may terminate this Agreement prematurely upon 7 days written notice to the other party of a fundamental breach by the other party of its obligations, provided that if any breach is capable of being remedied, the other party shall not terminate the Agreement unless and until the breaching party shall have failed to make good such breach within 30 days after such party has been serviced with a notice requiring the breach to be made good stating that the notifying party intends to terminate the Agreement as the end of such 30 days if the notice is not complied with. Furthermore, MOTOROLA is entitled to terminate the Contract without advance notice, should payments by CELLSTAR, despite request, be more than two months overdue.

Notice of termination must be given by written letter.

21.2 On the expiration or termination of the Contract, CELLSTAR has to return to MOTOROLA all information in his possession as well as the documents placed at his disposal by MOTOROLA.

21.3 No claims for compensation can be lodged by reason of the Contract, save where these claims are based on the breach of contractual provisions by one of the Parties or the default of one of the Parties.


22.  MOTOROLA LIABILITY
     ------------------

22.1 MOTOROLA's entire liability whether in contract or tort including negligence and CELLSTAR sole remedies in respect of any default are as set out in this clause 22.

22.2 MOTOROLA will accept liability without limitation for death or personal injury resulting from the negligence of MOTOROLA.

22.3 MOTOROLA will accept liability for direct physical damage to tangible property of CELLSTAR to the extent it is caused by the negligence of MOTOROLA, up to a maximum of 1 million Pound Sterlings, subject to the exclusions set out in 22.4 below.

22.4 Except as provided in 22.2, above, MOTOROLA shall not be liable for loss of profits, business, revenue, goodwill anticipated saving special indirect or consequential losses even if foreseeable by or in the contemplation of MOTOROLA or for any claim made against CELLSTAR by any other person. In no event shall MOTOROLA be liable for incidental or consequential damages arising from infringement or alleged infringement of patents or copyrights.

22.5 Except in the case of any liability on the part of MOTOROLA, MOTOROLA's total liability in respect of any default shall not exceed a 110 % of the value of the accessories which are the subject of the default in respect of any one occurrence. A number of defaults which together result in or contribute to the same loss or damage shall be treated as one occurrence in assessing MOTOROLA's liability. MOTOROLA shall always be afforded a reasonable opportunity to correct any default before being in breach of its obligations.


MOTOROLA CELLSTAR Contact
                                 CONFIDENTIAL

22.6 Except in respect of liability referred to in 22.2 no action arising out of or in connection with this Agreement shall be brought by either party more than two years after the party concerned becomes aware or should reasonably have become aware of the facts constituting the cause of action.

22.7 Except as expressly stated in this Agreement, all conditions, warranties, and undertakings express or implied statutory or otherwise are hereby excluded to the maximum extend permitted by the law.


23.  FORCE MAJEURE
     -------------

23.1 Neither party shall be under any liability whatsoever in respect of any breach of this Agreement to the extent that it is due directly or indirectly to any cause of any nature howsoever arising not within the control of the party who is affected including (without limitation to the generality of the foregoing) hostilities, government action, labour disputes, fire, flood or Act of God.


24.  EXPORT CONTROL REGULATIONS
     --------------------------

24.1 CELLSTAR agrees to comply with any export control regulation due to US and the local laws under which the two parties are incorporated. MOTOROLA shall provide all valid documentation material according to US Law referring to accessories.


25.  SALES TO THE US GOVERNMENT
     --------------------------

25.1 In the event that CELLSTAR elects to sell MOTOROLA's accessories or services to the US government, CELLSTAR does so solely at its own option and risk. CELLSTAR remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to the US Government. MOTOROLA makes no representations, certifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations.

26.  ETHICAL STANDARDS
     -----------------

26.1 MOTOROLA has historically depended on product quality and superiority combined with outstanding support capability, to sell its accessories in all parts of the world. MOTOROLA believes it can continue to grow and to prosper without succumbing to legally questionable or unethical demands. MOTOROLA will not do business with any distributor, agent, customer or any other person where MOTOROLA knows or suspects the existence of questionable practices. CELLSTAR agrees with the MOTOROLA policy stated in this paragraph and agrees that failure of CELLSTAR to comply in all respects with said policy shall constitute a just cause for immediate termination of this agreement in addition to terms of clause 18.


27.  PREVIOUS AGREEMENT
     ------------------

This Agreement replaces any previous agreement covering the Product specified herein.


28.  SCHEDULES
     ---------

28.1 The schedule outlined below, is an integral part of this Agreement :

MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

               Schedule A - MOTOROLA Branded Accessories/Pricing


29. APPENDICES
    ----------

Appendix 1:   Mutual Non-Disclosure Agreement.
Appendix 2:   Financial backup from CELLSTAR Corporation (USA)


30. SIGNATURES TO THE AGREEMENT
    ---------------------------


CELLSTAR LIMITED                  MOTOROLA LIMITED
                                  EUROPEAN CELLULAR SUBSCRIBER DIVISION
Alan GOLDFIELD                    Don BURNS


/s/ Alan H. Goldfield             /s/ Don Burns
SIGNATURE                         SIGNATURE


10-21-96                          25/10/96
DATE                              DATE


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

                          --------------------------
                          ACCESSORY SUPPLY AGREEMENT

                                  SCHEDULE A
                          --------------------------



1.  Turnover commitment
    -------------------


    The prices defined in Schedule A are defined for a yearly running rate of 10 M$ after a ramp up of 6 months following the signature of the contract.

    A quarterly meeting will take place to review achievements and pricing accordingly.


2.  Pricing
    -------

    The pricelist consists in the attached documents:

        . List A :   2 pages
        . List B :   2 pages


     The pricelist may be amended from time to time.

     Prices are valid for a single shipping location in Europe.


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

                                   APPENDIX 1
                                   ----------

                        MUTUAL NON-DISCLOSURE AGREEMENT
                        -------------------------------


AGREEMENT, made this     day of October 1996, between Motorola Limited having
                    -----
offices at Midpoint, Alencon Link, Basingstoke, Hampshire RG21 7PL, UK (hereinafter MOTOROLA) and CELLSTAR Corporation, World Headquarters, 1730 Briercroft Court Carrollton, TX 75006 USA (hereinafter THE COMPANY).

Whereas THE COMPANY desires to market and sell MOTOROLA Original accessories for cellular subscriber equipment and MOTOROLA desires to manufacture and deliver accessories for cellular subscriber equipment.

In consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration THE COMPANY and MOTOROLA in respect of CONFIDENTIAL INFORMATION hereby agree :

By this AGREEMENT, CONFIDENTIAL INFORMATION is defined as meaning information identified as or relating to MOTOROLA's cellular subscriber products, future products, accessories therefor, product plans, business plans, marketing plans, manufacturing techniques, as well as COMPANY's business plans, products plans, and cellular subscriber accessories (hereinafter THE PRODUCT) which is disclosed in oral, written, graphic, machine recognisable, sample form and/or any other tangible form, by one party to the other party, and which is clearly designated, labelled or marked as confidential or its equivalent at the time of disclosure. In order for information disclosed orally to be considered confidential it shall be confirmed in writing within thirty (30) days after such oral disclosure.

The parties hereby agree that for a period of three (3) years (the CONFIDENTIAL PERIOD) following the date of sending of an item of CONFIDENTIAL INFORMATION, each shall (1) restrict dissemination of the item of CONFIDENTIAL INFORMATION of the other party to only those employees (and the employees of Motorola, Inc. and any subsidiary companies of Motorola, Inc., where necessary) who must be directly involved with THE PRODUCT and (2) use the same degree of care as for its own information of like importance, but at least use reasonable care, in safeguarding against disclosure of the item of CONFIDENTIAL INFORMATION of the other party.

The party receiving the CONFIDENTIAL INFORMATION from the disclosing party agrees that this CONFIDENTIAL INFORMATION is and shall at all times remain the property of the disclosing party. No grant under any of the disclosing party's intellectual property rights is hereby given or intended, including any license implied or otherwise.

During the term of this AGREEMENT and not withstanding the other provisions of this AGREEMENT, nothing received by either party shall be construed as CONFIDENTIAL INFORMATION which is now available or becomes available to the public without breach of this AGREEMENT, is released in writing by the disclosing party, is lawfully obtained from a third party not obligated under this AGREEMENT and without confidential limitation, is known to the receiving party prior to such disclosure or is at any time developed by the receiving party independently of any such disclosure or disclosures from the disclosing party.

Any property including but no limited to equipment, components and product samples, furnished by MOTOROLA to THE COMPANY shall be returned to MOTOROLA upon its request.

In the course of its relationship with the COMPANY, MOTOROLA may provide THE COMPANY with access to electronic media or computer systems to retrieve MOTOROLA DATA therefrom for use by THE COMPANY in providing products or services to MOTOROLA. THE COMPANY agrees that such MOTOROLA DATA shall be deemed to be CONFIDENTIAL INFORMATION subject to the terms and conditions of this AGREEMENT, and therefore agrees


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL
to maintain the confidentiality of such MOTOROLA DATA and not disclose the same to any third party, except as authorised by MOTOROLA in writing. THE COMPANY agrees to destroy all such MOTOROLA DATA and copies thereof upon the request of MOTOROLA.

This AGREEMENT shall expire three (3) years from the date of final signature below, unless terminated in writing by either party. Notwithstanding the foregoing, the duty of confidentiality for CONFIDENTIAL INFORMATION disclosed the expiry of this AGREEMENT shall be for the CONFIDENTIAL PERIOD.

THE COMPANY shall not export, directly or indirectly, any technical data acquired from MOTOROLA under this AGREEMENT or any products utilising any such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other Government approval without first obtaining such licence or approval.

This AGREEMENT shall be governed by and construed in accordance with the Laws of England and the Jurisdiction of the English Courts.

IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorised representatives and to become effective from the date of final signature below.


AGREED: /s/Alan H. Goldfield          AGREED: /s/Don Burns
        -----------------------------         ---------------------------------
        (Authorised Signature)                (Authorised Signature)

    by: Alan H. Goldfield                 by: Don Burns
        ------------------------------        ---------------------------------
        (Name - please print)                 (Name - please print)

 Title: Chairman, CEO                  Title: Snr. V.P. G.M., ECSD.
        ------------------------------        ---------------------------------
        (please print)                        (please print)

  Date: 10-21-96                        Date: 25/10/96
        ------------------------------        ---------------------------------

MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

                                   APPENDIX 2
                                   ----------


                           Accessory Supply Agreement
                           --------------------------
                              Review 2 - 24/09/96
                              -------------------


CELLSTAR Corporation

located at 1730 Briercroft Ct, Carrolton, TX 75006, USA

and

represented by its Chairman Alan H. GOLFIELD


commits to guarantee any oustanding indebtedness of its UK subsidiary,

CELLSTAR UK Limited, to MOTOROLA under the terms of the above referenced

Accessory Supply Agreement.


/s/Alan H. Goldfield
------------------------------------
Alan H. GOLDFIELD

Chairman and Chief Executive Officer


MOTOROLA CELLSTAR Contract
                                 CONFIDENTIAL

-------------------------------------------------------------------------------------------------------------------------
   LIST   A                     ALL PRICES EXCLUDE LOCAL TAXES                  9/10/96                         Cellstar
-------------------------------------------------------------------------------------------------------------------------
                     P / N                  DESCRIPTION                          CONTENTS               AVAIL      USD $
-------------------------------------------------------------------------------------------------------------------------
CHARGERS / CLA                                                                                                 [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SPN4222  EP Euro adaptor                          SPN4222                            Now
-------------------------------------------------------------------------------------------------------------------------
                    SPN4221  EP UK adaptor                            SPN4221                            Now
-------------------------------------------------------------------------------------------------------------------------
                    SPN4216  EP charger base                          SPN4216                            Now
-------------------------------------------------------------------------------------------------------------------------
                    SKN4292  Battery saver                            SKN4292                            Now
-------------------------------------------------------------------------------------------------------------------------
                    SLN9933  Ultra saver (no RF connection)           SLN9933                            Now
-------------------------------------------------------------------------------------------------------------------------
                             Intelli XT charger w/Euro                SLN9347 + SPN4112                  Now
-------------------------------------------------------------------------------------------------------------------------
                             Intelli Xt charger w/UK                  SLN9347 + SPN4111                  Now
-------------------------------------------------------------------------------------------------------------------------
                     S4160   Univ. Trvl chgr w/Euro                   S4160                             3Q96
-------------------------------------------------------------------------------------------------------------------------
                     S4259   Univ. Trvl chgr w/UK                     S4259                             3Q96
=========================================================================================================================
LEATHER CASE                                                                                                   [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SLN8500  Leather Carry Case                       SLN8500                            Now
-------------------------------------------------------------------------------------------------------------------------
CAR KITS
-------------------------------------------------------------------------------------------------------------------------
                     S3060   Professional Charger Car Kit             S3060                              Now
-------------------------------------------------------------------------------------------------------------------------
                     S3062   Professional ETACS Car Kit               S3062                              Now
-------------------------------------------------------------------------------------------------------------------------
                     S3285   Professional GSM HF Car Kit 7000         S3285                              Now
-------------------------------------------------------------------------------------------------------------------------
                     S4386   8000/Flare Car Kit Straight Cord         S4386 w/SKN4720                    Now
-------------------------------------------------------------------------------------------------------------------------
                     S5311   8000/Flare Car Kit 4 Turns Cord          S5311 w/SKN4719                    Now
-------------------------------------------------------------------------------------------------------------------------
                     S5559   8000/Flare Car Kit Full Cord             S5559 w/SKN4632                    Now
-------------------------------------------------------------------------------------------------------------------------
                     S4387   Professional Elite HF Car Kit            S4387                              Now
-------------------------------------------------------------------------------------------------------------------------
                     S4418   Professional Car Kit - Coupled           S4418                              Now
=========================================================================================================================
ELITE HEADSET                                                                                                  [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SLN6660  Elite Handsfree headset                  SLN6660                            Now
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
      List A      StarTAC &    ALL PRICES EXCLUDE LOCAL TAXES                  9/10/96                         Cellstar
                  Modulus
-------------------------------------------------------------------------------------------------------------------------
                     P / N                  DESCRIPTION                        CONTAINED P/N            AVAIL      USD $
-------------------------------------------------------------------------------------------------------------------------
Chargers and adaptors StarTAC                                                                                  [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SYN4656  UK  AC  Plug                             SYN4656
-------------------------------------------------------------------------------------------------------------------------
                    SYN4655  Euro  AC  Plug                           SYN4655
-------------------------------------------------------------------------------------------------------------------------
                    SPN2083  Travel charger with Euro plug            SPN4278, SYN4655
-------------------------------------------------------------------------------------------------------------------------
                    SPN2084  Travel charger with UK plug              SPN4278, SYN4656
-------------------------------------------------------------------------------------------------------------------------
                    SPN4278  Power Supply                             SPN4278
-------------------------------------------------------------------------------------------------------------------------
                    SPN4279  Charger Base                             SPN4279
-------------------------------------------------------------------------------------------------------------------------
                    SPN2086  Charger base with Euro Plug              SPN4279, SPN4278, SYN4655
-------------------------------------------------------------------------------------------------------------------------
                    SPN2087  Charger base with UK Plug                SPN4279, SPN4278, SYN4656
-------------------------------------------------------------------------------------------------------------------------
                    SYN4241  Ultra saver - CLA                        SYN4241                           Sept.
-------------------------------------------------------------------------------------------------------------------------
Batteries StarTAC (ETACS)                                                                                      [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                  SNN4809    500 mA Slim Main Black - Li.Ion          SNN4809                           Sept.
-------------------------------------------------------------------------------------------------------------------------
                  SNN4810    500 mA Slim Main Charcoal - Li.Io        SNN4810
-------------------------------------------------------------------------------------------------------------------------
                  SNN4814    900 mA  XCap Main Black - Li. Ion        SNN4814                           Sept.
-------------------------------------------------------------------------------------------------------------------------
                  SNN4815    900 mA  XCap Main Charcoal - Li          SNN4815
-------------------------------------------------------------------------------------------------------------------------
                  SNN4819    900 mA Slim Aux. Black - Li.Ion          SNN4819                           Sept.
-------------------------------------------------------------------------------------------------------------------------
                  SNN4820    900 mA Slim Aux. Charcoal - Li.Io        SNN4820
-------------------------------------------------------------------------------------------------------------------------
Carry Cases StarTAC                                                                                            [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SHN5799  Holster                                  SHN5799                           Sept.
-------------------------------------------------------------------------------------------------------------------------
                    SYN4898  Leather Pouch                            SYN4898
-------------------------------------------------------------------------------------------------------------------------
                    SYN4899  Purse PAK Brown                          SYN4899
-------------------------------------------------------------------------------------------------------------------------
                    SYN4900  Purse PAK Black                          SYN4900
-------------------------------------------------------------------------------------------------------------------------
Hands Free Car Kit StarTAC                                                                                     [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SYN4937  H/F Headset Black                        SYN4937                           Sept.



"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

-------------------------------------------------------------------------------------------------------------------------
      List A      StarTAC      ALL PRICES EXCLUDE LOCAL TAXES                  9/10/96                         Cellstar
                  Modulus
-------------------------------------------------------------------------------------------------------------------------
                     P / N                  DESCRIPTION                        CONTENTS                  AVAIL      USD $
-------------------------------------------------------------------------------------------------------------------------
                     S5529   H/F Car Kit                              SLN3500, SKN4762, SKN4781,               [REDACTED]
                                                                      SJN6392, SMN4083, SSN4002,
                                                                      SYN4999
-------------------------------------------------------------------------------------------------------------------------
Chargers and adaptors Modulus                                                                                  [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SYN4656  UK  AC  Plug                             SYN4656
-------------------------------------------------------------------------------------------------------------------------
                    SYN4655  Euro  AC  Plug                           SYN4655
-------------------------------------------------------------------------------------------------------------------------
                    SPN4364  Standard charger with UK plug            SPN4364
-------------------------------------------------------------------------------------------------------------------------
                    SPN4365  Standard base with Euro Plug             SPN4365
-------------------------------------------------------------------------------------------------------------------------
                    SPN4366  Rapid charger                            SPN4366
-------------------------------------------------------------------------------------------------------------------------
                    SYN5383  CLA                                      SYN5383                           Sept.
-------------------------------------------------------------------------------------------------------------------------
Batteries Modulus (ETACS)                                                                                      [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SNN4802  NiCd Battery                             SNN4802
-------------------------------------------------------------------------------------------------------------------------
                    SNN4803  NiMH Battery                             SNN4803
-------------------------------------------------------------------------------------------------------------------------
Hands Free Car Kit Modulus                                                                                     [REDACTED]
-------------------------------------------------------------------------------------------------------------------------
                    SYN5623  HUC                                      SYN5623
-------------------------------------------------------------------------------------------------------------------------
                    SYN5532  Headset Adaptor                          SYN5532
-------------------------------------------------------------------------------------------------------------------------
                             DHFA                                     SLN3716 + SYN5383
-------------------------------------------------------------------------------------------------------------------------




"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------
                                10/09/1996
  LIST B                 ALL PRICES EXCLUDE LOCAL TAXES             Cellstar
--------------------------------------------------------------------------------------
Ref        P / N                   DESCRIPTION                               USD $
--------------------------------------------------------------------------------------
Cigarette Lighter Adapters ("Battery savers")                               [REDACTED]
--------------------------------------------------------------------------------------
          SLN9934 CLA with RF connection for GSM 8000/Flare
--------------------------------------------------------------------------------------
Car kits                                                                    [REDACTED]
--------------------------------------------------------------------------------------
           S1744  UK Deluxe  CVC
--------------------------------------------------------------------------------------
           S2093  UK Super Deluxe CVC
--------------------------------------------------------------------------------------
           S2088  Austria Deluxe CVC
--------------------------------------------------------------------------------------
           S2095  Austria Super Deluxe CVC
--------------------------------------------------------------------------------------
           S2089  Spain Deluxe CVC
--------------------------------------------------------------------------------------
           S2096  Spain Super Deluxe CVC
--------------------------------------------------------------------------------------
           S2087  Italy Deluxe CVC
--------------------------------------------------------------------------------------
           S2094  Italy Super Deluxe CVC
--------------------------------------------------------------------------------------
           S2409  NMT Deluxe CVC
--------------------------------------------------------------------------------------
           S2426  NMT Super Deluxe CVC
--------------------------------------------------------------------------------------
           S2336  Second Car Kit  W/HFA
--------------------------------------------------------------------------------------
           S3071  Second Car Kit  W/HFA
--------------------------------------------------------------------------------------
           S2348  Second Car Kit  W/HFA
--------------------------------------------------------------------------------------
           S3233  GSM International 2500 Car Kit
--------------------------------------------------------------------------------------
Mobile Installation                                                         [REDACTED]
--------------------------------------------------------------------------------------
          SLN7293 Mobile XCVR Mounting Bracket
--------------------------------------------------------------------------------------
          SLN3194 Hang-Up Cup with Card Reader
--------------------------------------------------------------------------------------
          SSN4256 HFA  External Speaker
--------------------------------------------------------------------------------------
Transportable kits                                                          [REDACTED]
--------------------------------------------------------------------------------------
           S2204  Spain Transportable Kit XCVR Series II
--------------------------------------------------------------------------------------
           S2205  Italy Transportable Kit XCVR Series II
--------------------------------------------------------------------------------------
           S3593  GSM International 2500 Transportable Car Kit
--------------------------------------------------------------------------------------
           S2167  UK Transportable Kit
--------------------------------------------------------------------------------------
           S2376  NMT Transportable Kit
--------------------------------------------------------------------------------------
          CCLN4134NMT450 Transportable Module
--------------------------------------------------------------------------------------
Transformers and chargers                                                   [REDACTED]
--------------------------------------------------------------------------------------
          SPN4341 Overnight Charger (Transformer)
--------------------------------------------------------------------------------------
          SPN4321 Overnight Charger (Base)
--------------------------------------------------------------------------------------
          SPN4084 Euro. Overnight Internal Charger
--------------------------------------------------------------------------------------
          SPN4079 UK Overnight Internal Charger
--------------------------------------------------------------------------------------
          SPN4260 Euro. Rapid Internal Charger
--------------------------------------------------------------------------------------
          SPN4261 UK Rapid Internal Charger
--------------------------------------------------------------------------------------
          SPN4257 Euro. Slow Internal Charger
--------------------------------------------------------------------------------------
          SPN4258 UK Slow Internal Charger
--------------------------------------------------------------------------------------
          SPN2035 Euro. Single Station Overnght Charger Base & Transformer
--------------------------------------------------------------------------------------
          SPN4063 UK Rapid Lead Battery Charger
--------------------------------------------------------------------------------------
          SPN4064 Euro. Rapid Lead Battery Charger
--------------------------------------------------------------------------------------
BATTERIES                                                                   [REDACTED]
--------------------------------------------------------------------------------------
NICD
--------------------------------------------------------------------------------------
GP4       SNN4131 Slim 400mAh - Grey
--------------------------------------------------------------------------------------
GP4       SNN4132 Slim 400mAh - Black
--------------------------------------------------------------------------------------
GP6       SNN4102 Slim Extra Capacity 550mAh - Black
--------------------------------------------------------------------------------------
GP6       SNN4104 Slim Extra Capacity 550mAh - Grey
--------------------------------------------------------------------------------------



"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

--------------------------------------------------------------------------------------
                                10/09/1996
  LIST B               ALL PRICES EXCLUDE LOCAL TAXES                       Cellstar
--------------------------------------------------------------------------------------
Ref        P / N                   DESCRIPTION                               USD $
--------------------------------------------------------------------------------------
4/5 AF    SNN4057 Extra Capacity 700 mAh - Black                            [REDACTED]
--------------------------------------------------------------------------------------
4/5 AF    SNN4058 Extra Capacity 1100 mAh  - Black
--------------------------------------------------------------------------------------
          SNN4040 Standard 1500mAh - Black
--------------------------------------------------------------------------------------
          SNN4010 Standard 1500mAh - Grey
--------------------------------------------------------------------------------------
          SNN4025 Extra Capacity 3000mAh - Black
--------------------------------------------------------------------------------------
          SNN4024 Extra Capacity 3000mAh - Grey
--------------------------------------------------------------------------------------
          SNN4250 Slim 700mAh - Black
--------------------------------------------------------------------------------------
          SNN4251 Slim 700mAh - Grey
--------------------------------------------------------------------------------------
          SNN4324 NiCd battery - Black
--------------------------------------------------------------------------------------
          SNN4263 NiCd battery - Grey
--------------------------------------------------------------------------------------
NIMH                                                                        [REDACTED]
--------------------------------------------------------------------------------------
          SNN4836 AAA 500mAh - Black
--------------------------------------------------------------------------------------
GP6       SNN4310 Slim Extra Capacity 750mAh - Black
--------------------------------------------------------------------------------------
 4/5 A/F  SNN4258 Extra Capacity 1300mAh  - Grey
--------------------------------------------------------------------------------------
 4/5 A/F  SNN4259 Extra Capacity 1300mAh  - Black
--------------------------------------------------------------------------------------
LO5       SNN4612 Slim 600mAh - Black
--------------------------------------------------------------------------------------
LO5       SNN4615 Slim 600mAh - Grey
--------------------------------------------------------------------------------------
LI- ION                                                                     [REDACTED]
--------------------------------------------------------------------------------------
LP4       SNN4383 Slim 350mAh - Black
--------------------------------------------------------------------------------------
18 x 65   SNN4458 Extra Capacity 1200mAh - Black
--------------------------------------------------------------------------------------
          SNN4459 Extra Capacity 1200mAh - Grey
--------------------------------------------------------------------------------------
2xLSQ8    SNN4697 AAA Style Lithium
--------------------------------------------------------------------------------------
Lead Acid                                                                   [REDACTED]
--------------------------------------------------------------------------------------
          SNN4139 Lead Acid
--------------------------------------------------------------------------------------
Handy Pak SNN4242 Handy Pak
--------------------------------------------------------------------------------------



"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.